EXHIBIT 32.2

CERTIFICATION OF

CHIEF FINANCIAL OFFICER

OF EVERYDAY HEALTH, INC.

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Everyday Health, Inc. (the “Company”) for the quarter ended March 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Brian Cooper, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge, based upon a review of the Report:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Brian Cooper

Name: Brian Cooper

Title: Executive Vice President & Chief Financial Officer

Date: May 13, 2014